UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2015

Nightfood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-193347	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 White Plains Road – Suite 520, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

212-828-8275

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 28, 2015, the Registrant was advised that its products have been approved for distribution by KeHE Distributors, LLC (KeHE). KeHE has approved two flavors of the NightFood nutrition bar for distribution through their St. Augustine distribution center (the Midnight Chocolate Crunch and Cookies n’ Dreams flavors).  This approval process included review of product ingredients, product positioning, product pricing and margins, initial retailer demand, and the satisfaction of other requirements including the Registrant naming KeHE as a named insured on its product liability insurance   This long and detailed formal approval process is required before KeHE can issue purchase orders to a company.  As of this time, we have not received a purchase order from KeHE and there is no guarantee that a purchase order will ever be received by us from KeHE.

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

December 28, 2015	By:	/s/ Sean Folkson
Sean Folkson Chief Executive Officer

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